                         AGREEMENT OF PURCHASE AND SALE

                                    BETWEEN

                       PALMETTO COMMUNITY HEALTH NETWORK
                                   as Seller

                                      AND

                            SMT HEALTH SERVICES INC.
                                    as Buyer

                               TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

1.  PURCHASE AND SALE OF ASSETS................................................1
    ---------------------------
     1.1 Transfer of Assets....................................................1
         ------------------
     1.2 No Assumed Liabilities................................................1
         ----------------------

2.  PURCHASE PRICE;  ADDITIONAL PAYMENT;  CLOSING AND DELIVERIES...............2
    ------------------------------------------------------------
     2.1 Purchase Price........................................................2
         --------------
     2.2 Closing and Closing Date..............................................2
         ------------------------
     2.3 Deliveries of the Seller..............................................2
         ------------------------
     2.4 Deliveries of Buyer...................................................2
         -------------------

3.  REPRESENTATIONS AND WARRANTIES OF SELLER...................................3
    ----------------------------------------
     3.1 Standing..............................................................3
         --------
     3.2 Power; Authorization..................................................3
         --------------------
     3.3 Validity; Binding Nature..............................................3
         ------------------------
     3.4 Title to Assets and Certificates of Need..............................3
         ----------------------------------------
     3.5 Effect of Agreement...................................................3
         -------------------
     3.6 Contracts and Other Instruments.......................................4
         -------------------------------
     3.7 Litigation............................................................4
         ----------
     3.8 Equipment.............................................................4
         ---------
     3.9 Compliance with Applicable Law........................................4
         ------------------------------
     3.10 Proprietary Rights...................................................4
          ------------------
     3.11 Books and Records....................................................4
          -----------------

4.  REPRESENTATIONS AND WARRANTIES OF BUYER....................................5
    ---------------------------------------
     4.1 Standing..............................................................5
         --------
     4.2 Corporate Power; Authorization........................................5
         ------------------------------
     4.3 Validity; Binding Nature..............................................5
         ------------------------
     4.4 Effect of Agreement...................................................5
         -------------------

5.  POST-CLOSING COVENANTS.....................................................5
    ----------------------
     5.1 Allocation of Purchase Price..........................................5
         ----------------------------
     5.2 Noncompetition........................................................6
         --------------
     5.3 Delivery of Assets....................................................6
         ------------------

6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER...........................6
    ------------------------------------------------
     6.1 Accuracy of Representations and Warranties............................6
         ------------------------------------------
     6.2 Consents and Proceedings..............................................6
         ------------------------
     6.3 Satisfaction of Obligations...........................................6
         ---------------------------

7.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION................7
    -----------------------------------------------------------
     7.1 Survival of Representations and Warranties............................7
         ------------------------------------------
     7.2 Indemnification.......................................................7
         ---------------

                               TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

     7.3 Indemnification with Respect to Third-Party Claims....................7
         --------------------------------------------------

8.  NOTICE.....................................................................7
    ------

9.  LAWS GOVERNING; ARBITRATION................................................9
    ---------------------------

10. MISCELLANEOUS..............................................................9
    -------------
     10.1 Counterparts; Telecopy...............................................9
          ----------------------
     10.2 Assignment...........................................................9
          ----------
     10.3 Entire Agreement.....................................................9
          ----------------
     10.4 Interpretation......................................................10
          --------------
     10.5 Expenses............................................................10
          --------
     10.6 No Presumption Against the Draftsman................................10
          ------------------------------------
     10.7 Public Announcements................................................10
          --------------------
     10.8 Waivers.............................................................10
          -------
     10.9 Partial Invalidity..................................................11
          ------------------
     10.10 Incorporation by Reference.........................................11
           --------------------------

                               INDEX OF SCHEDULES


Schedules

  1.1     Assets
  3.4     Exceptions to Title
  3.6     Leases and Contracts
  4.4     Consents Required for Buyer
  5.1     Allocation of Purchase Price

                         AGREEMENT OF PURCHASE AND SALE

     THIS AGREEMENT is dated as of the ____ day of October, 1996, between Palmetto Community Health Network, a South Carolina corporation ("Seller") and SMT Health Services Inc., a Delaware corporation ("Buyer");


                                    RECITALS
                                    --------

     WHEREAS, Seller owns and operates one (1) mobile Magnetic Resonance Imaging ("MRI") unit ("Mobile Unit") in South Carolina and desires to sell and transfer its Mobile Unit, including substantially all of the assets used in connection therewith, including those listed in Schedule 1.1 hereto (collectively, the "Assets"); and

     WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell and transfer to Buyer, on the terms and conditions hereinafter set forth, the Assets;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and each act done pursuant hereto, the parties hereto, intending to be legally bound, do represent, warrant, covenant and agree as follows:

                       1.  PURCHASE AND SALE OF ASSETS.
                           ---------------------------

     1.1  Transfer of Assets.
          ------------------

          Upon satisfaction of all conditions to the obligations of the parties contained herein, Seller shall sell, convey, transfer and assign to Buyer, and Buyer shall purchase from Seller, at the Closing, the Assets, free and clear of all claims, liabilities, encumbrances and liens of any kind whatsoever.
Schedule 1.1 sets forth a description of the Assets.

     1.2  No Assumed Liabilities.
          ----------------------

          The Buyer will not assume or become liable for any liabilities, debts, payables or other obligations of the Seller of any kind or nature, whether fixed or contingent and whether known or unknown, or any liabilities, debts, payables or other obligations of any kind or nature arising from or relating to any of the Assets, and the Seller hereby expressly agrees to disclaim and deny any such liability or responsibility of the Buyer and to indemnify the Buyer pursuant to
Section 7.2 in respect of any such liabilities, debts, payables or other such obligations.

       2.  PURCHASE PRICE;  ADDITIONAL PAYMENT;  CLOSING AND DELIVERIES.
           ------------------------------------------------------------

     2.1  Purchase Price.
          --------------

          At the Closing, Buyer shall acquire and accept the Assets from Seller and shall pay to Seller the amount of Three Hundred Ninety Thousand Dollars ($390,000) (the "Purchase Price").

     2.2  Closing and Closing Date.
          ------------------------

          The consummation of the transfer and delivery of the Assets to Buyer and the receipt of the consideration therefor by Seller shall constitute the "Closing." Unless otherwise mutually agreed to by the parties in writing, the Closing shall take place at 10:00 a.m. on October ___, 1996. The date and time of the Closing shall constitute the "Closing Date."

     2.3  Deliveries of the Seller.
          ------------------------

          At Closing, the Seller will deliver the following to Buyer:

         (i) all bills of sale, deeds, assignments and other conveyance and transfer documentation reasonably required to transfer, free and clear of all mortgages, liens, pledges, security interests, encumbrances and claims of any type, all of Seller's legal title to the Assets, including, without limitation, the Mobile Unit; and

         (ii) any other documents reasonably requested by Buyer to confirm the accuracy of the representations and warranties and the performance of the agreements of the Seller hereunder.

     2.4  Deliveries of Buyer.
          -------------------

          At Closing, the Buyer will deliver the following to the Seller:

         (i)  a wire transfer to Seller in the amount of the Purchase Price;
              and

         (ii) any other documents reasonably requested by the Seller to confirm the accuracy of the representations and warranties and the performance of the agreements of the Buyer hereunder.

                 3.  REPRESENTATIONS AND WARRANTIES OF SELLER.
                     ----------------------------------------

     Seller represents and warrants to Buyer as follows:

     3.1  Standing.
          --------

          Seller is a corporation duly organized, validly existing and in good standing under the laws of South Carolina and has all the requisite power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets.

     3.2  Power; Authorization.
          --------------------

          The execution, delivery and performance by the Seller of this Agreement, and all instruments and documents to be delivered by the Seller hereunder: (a) are within the Seller's power and authority; (b) have been duly authorized by all necessary or proper action on the part of the Seller, including the requisite consent of the shareholders of Seller where required;
(c) are not in contravention of any provision of the Seller's articles or certificate of incorporation; (d) to the best of Seller's knowledge, after due inquiry, do not violate or conflict with any law or regulation, or any order, award, judgment or decree of any court or governmental instrumentality applicable to the Seller; (e) do not conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed or trust, lease, agreement or other instrument to which the Seller is a party or by which the Seller or the Assets are bound; (f) do not result in the creation or imposition of any pledge, lien, mortgage, security interest, claim or charge of any kind or nature ("Lien") upon the Assets and; (g) do not require the consent or approval of any governmental body, agency, authority or any other person other than those that have been obtained.

     3.3  Validity; Binding Nature.
          ------------------------

          This Agreement and all instruments and documents to be delivered by the Seller hereunder each have been or will be duly executed and delivered by the Seller, and each now, and thereupon, will constitute the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as the same may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights of creditors generally and principles of equity.

     3.4  Title to Assets and Certificates of Need.
          ----------------------------------------

          Except as set forth on Schedule 3.4 attached hereto, Seller has good
                                 ------------
and marketable title to all of the Assets free and clear of all mortgages, liens, pledges, security interests, encumbrances and claims of any type.


     3.5  Effect of Agreement.
          -------------------

          The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby will not require the consent, approval or authorization of any governmental authority or third party.

     3.6  Contracts and Other Instruments.
          -------------------------------

          The only contracts and other instruments by which Seller is bound, and pursuant to which it has any rights or obligations in connection with the Assets, are those contracts listed on the attached Schedule 3.6, copies of each
                                                   ------------
of which have been delivered to the Buyer. To the best of Seller's knowledge, after due inquiry, neither Seller nor any other party is in default with respect to any such contract or instrument.

     3.7  Litigation.
          ----------

          There are no actions, suits or proceedings pending or, to the best of Seller's knowledge, after due inquiry, threatened against or affecting Seller at law or in equity, or before or by any governmental or nongovernmental commission, board, agency or other body, nor does Seller know of any facts which would provide a basis for any such action, suit or proceeding.

     3.8  Equipment.
          ---------

          The Assets are in good repair and operating condition. To the best of Seller's knowledge, after due inquiry, there are no actions pending or threatened by any governmental regulatory agency with respect to the compliance of the Assets or said equipment with applicable ordinances or regulations. SELLER HEREBY DISCLAIMS ANY WARRANTY OR FITNESS FOR USE OR MERCHANTABILITY. Seller hereby further disclaims any and all warranties pertaining to the conditions of the Assets, other than as stated in and limited to the first sentence of this Section 3.8. Seller agrees to assist Buyer in enforcing any warranties made by the manufacturer of the Assets; provided, however, that Buyer will reimburse Seller with any third-party out-of-pocket costs incurred by Seller at Buyer's request in complying with this provision.

     3.9  Compliance with Applicable Law.
          ------------------------------

          The conduct of Seller's business does not violate or infringe any laws, statutes, ordinances or regulations in any material respect.

     3.10 Proprietary Rights.
          ------------------

          Seller has not received notice of, and it has no knowledge of, the infringement by it of any right or patent, trademark, trade name, copyright or other proprietary right of third parties relating to the Assets.

     3.11 Books and Records.
          -----------------

          The books, records and work papers of Seller with respect to the Assets are complete and correct in all material respects, have been maintained in accordance with good business practices and accurately reflect the basis for the financial condition and the results of operations of Seller.

                 4.  REPRESENTATIONS AND WARRANTIES OF BUYER.
                     ---------------------------------------

     Buyer represents and warrants to Seller as follows:

     4.1  Standing.
          --------

          Buyer is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania and in good standing under the laws of South Carolina and has all the requisite power and authority to carry on its business as now conducted, to enter into this Agreement and to consummate the transactions contemplated hereby.

     4.2  Corporate Power; Authorization.
          ------------------------------

          The execution, delivery and performance by the Buyer of this Agreement, and all instruments and documents to be delivered by the Buyer hereunder: (i) are within the Buyer's corporate power and authority; (ii) have been duly authorized by all necessary or proper corporate and governmental action on the part of the Buyer; (iii) are not in contravention of any provision of the Buyer's articles or certificate of incorporation or bylaws; and (iv) do not violate or conflict with any law or regulation, or any order, award, judgment or decree of any court or governmental instrumentality applicable to the Buyer.

     4.3  Validity; Binding Nature.
          ------------------------

          This Agreement and all instruments and documents to be delivered by the Buyer hereunder have each been or will be duly executed and delivered by the Buyer, and each now, and thereupon, will constitute the legal, valid and binding obligation or the Buyer, enforceable against the Buyer in accordance with its terms, except as the same may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights of creditors generally and principles or equity.

     4.4  Effect of Agreement.
          -------------------

          The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby will not require the consent, approval or authorization of any governmental authority or third party, except as set forth on Schedule 4.4 hereto.
                       ------------

                          5.  POST-CLOSING COVENANTS.
                              ----------------------

     5.1  Allocation of Purchase Price.
          ----------------------------

          The Purchase Price shall be allocated among the Assets as set forth in

Schedule 5.1 hereto.  The Seller and Buyer shall file all tax returns and tax
------------
reports in accordance with and based upon such allocation and shall take no position in any tax return, tax proceeding or tax audit which is inconsistent with such allocation.

     5.2  Noncompetition.
          --------------

          For the "Resticted Period" (as hereinafter defined), neither the Seller nor any "affiliate of the Seller" will, directly or indirectly, build, acquire, invest in, assist in the development or manage any mobile MRI diagnostic program in the states of Georgia, Maryland, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia. At the Closing, the Seller will enter into a separate agreement to this effect with SMT. The term "Resticted Period shall mean the earlier of (a) the fifth (5th) anniversary of the date of this Agreement or (b) the date on which the Company is no longer providing service under any the ageements listed, from time to time, in Schedule A to the Support Services Agreement between the parties of even date herewith. "Affiliate of the Seller" shall mean any person controlling, controlled by or under common control with the Seller. Control shall mean the ability to direct the actions of a person.

     5.3  Delivery of Assets.
          ------------------

          The parties will cooperate in good faith to ensure the timely delivery on the Closing Date of the Assets of Buyer. The Assets will be delivered to Buyer.

             6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER
                 ------------------------------------------------

          The obligations of Buyer hereunder shall be subject to the following conditions, any or all of which may be waived in writing by Buyer:

     6.1  Accuracy of Representations and Warranties.
          ------------------------------------------

          Each of the representations and warranties of the Seller contained herein and in any other document delivered to Buyer in connection with this transaction shall be true and correct in all respects (except where any such representation or warranty is unqualified in which case it shall be true and correct in all material respects) on and as of the Closing Date with the same effect as though made on and as of such date and Seller shall have performed and complied in all material respects with each of the agreements, covenants, stipulations, terms and conditions contained herein and required to be performed or complied with by them on or prior to the Closing Date.

     6.2  Consents and Proceedings.
          ------------------------

          The Seller shall have obtained all of the consents, authorizations, orders or approvals required in order to consummate the transactions contemplated hereby, including the consent of [insert name of lienholder on the Assets] (to the extent required to satisfy indebtedness owed to [insert name of lienholder on the Assets]).

     6.3  Satisfaction of Obligations.
          ---------------------------

          The Seller shall have taken all necessary actions to deliver to Buyer title to the Assets, at Closing, free and clear of all mortgages, liens, pledges, security interests, encumbrances and claims of any type, including, without limitation, all indebtedness owed to [insert name of lienholder on the Assets].

       7.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.
           -----------------------------------------------------------

     7.1  Survival of Representations and Warranties.
          ------------------------------------------

          All representations, warranties, covenants, stipulations, certifications, indemnities and agreements contained herein shall survive the consummation of the transactions provided for in this Agreement.

     7.2  Indemnification.
          ---------------

          (i) Seller shall defend, indemnify and hold Buyer harmless from and against any and all claims, liabilities, damages, losses and expenses, including reasonable attorneys' fees and expenses and costs of suit ("Losses"), arising out of or resulting from (i) any and all inaccurate representations or breaches of covenants and warranties and stipulations and agreements and certifications made by or on behalf of such Seller in this Agreement or in any document delivered hereunder; or (ii) any occurrence prior to the Closing Date and not disclosed herein or in documents delivered hereunder; or (iii) any use of the Assets on or prior to the Closing Date.

          (ii) Buyer shall defend, indemnify and hold Seller harmless from and against any and all Losses arising out of any and all inaccurate representations and warranties and out of any and all breaches of covenants, agreements and certifications made by or on behalf of Buyer in this Agreement or in any document delivered by Buyer hereunder or pursuant to this transaction.

     7.3  Indemnification with Respect to Third-Party Claims.
          --------------------------------------------------

          Seller shall have full responsibility and authority (including payment of legal fees) for the disposition of any action, suit or proceeding brought by a third party against Buyer for which Buyer is entitled to indemnification pursuant to Section 7.2(i). However, Buyer shall have the right, at the Buyer's sole expense, to be represented by counsel of its choosing and with whom counsel for Seller shall confer in connection with the defense of any such action, suit or proceeding. Seller and Buyer shall render to each other such assistance as may reasonably be requested in order to ensure the proper and adequate defense of any such action, suit or proceeding.

                                  8.  NOTICE.
                                      ------

     All notices and other communications hereunder shall be in writing and delivered by one of the following methods of delivery (i) personally, (ii) by registered or certified mail, return receipt requested, postage prepaid, (iii) by overnight courier (maintaining delivery records), or

(iv) by legible facsimile transmission (followed by overnight courier), in all cases addressed as follows:

          To Seller:
          ----------

          Palmetto Community Health Network
          900 C. Main Street
          Conway, SC  29526
          Facsimile:  803-248-0342
          Attn:  Edward V. Schlaefer, FACHE
               Executive Director

               With a copy to:

               Gambrell & Stolz
               One Peachtree Center, Suite 4300
               303 Peachtree Street, N.E.
               Atlanta, GA  30308
               Facsimile:  404-221-6501
               Attn:  Tobin N. Watt, Esquire

          To Buyer:
          ---------

          SMT Health Services Inc.
          10521 Perry Highway
          Wexford, PA  15090
          Facsimile:  412-933-3311
          Attn:  David A. Zynn, Chief Financial Officer

               With a copy to:

               Buchanan Ingersoll Professional Corporation
               One Oxford Centre, 20th Floor
               301 Grant Street
               Pittsburgh, PA 15219
               Facsimile:  (412) 562-1041
               Attn:  Ronald Basso, Esquire

or to such address as such party may indicate by a notice delivered to the other parties hereto. Notice shall be deemed received the same day (when delivered personally), five (5) days after mailing (when sent by registered or certified mail), the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any party to this Agreement may change its address to which all communications and notices may be sent hereunder by addressing notices of such change in the manner provided.

                       9.  LAWS GOVERNING; ARBITRATION.
                           ---------------------------

     The construction, interpretation and enforcement of this Agreement and the rights of the parties hereunder shall be governed by the internal laws of the Commonwealth of Pennsylvania without regard to any jurisdiction's conflicts or choice of law provisions.

     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Pittsburgh, Pennsylvania, in accordance with the Rules of the American Arbitration Association for Commercial Arbitration, and the decision in such arbitration shall be final and conclusive on the parties and judgment upon such decision may be entered in any court having jurisdiction thereof. Seller and Buyer agree that such location is the most convenient forum for both parties. Buyer and Seller will share equally the total expense of such arbitration; but each party shall bear its own legal, accounting and other similar fees and expenses.

     The parties retain the right to seek and obtain interim relief from a court of competent jurisdiction pending receipt of an award in accordance with this
Section 9, or temporary restraining orders or other emergency, temporary or preliminary equitable relief to preserve the status quo by enjoining or restraining a party hereto pending final and binding arbitration hereunder and the parties hereto acknowledge and agree to the right to seek such relief.

                              10.  MISCELLANEOUS.
                                   -------------

    10.1  Counterparts; Telecopy.
          ----------------------

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission shall constitute effective and binding execution and delivery hereof.

    10.2  Assignment.
          ----------

          This Agreement may not be assigned by either party hereto without the prior written consent of the other party.

    10.3  Entire Agreement.
          ----------------

          This Agreement and the documents referenced herein contain the entire agreement between the parties and wholly cancel, terminate and supersede any and all previous or contemporaneous oral agreements, negotiations, commitments and writings between the parties hereto with respect to such subject matter. No change, modification, termination, notice of termination, discharge or abandonment of this Agreement or any of the provisions hereof or thereof, nor any representation, promise or condition relating to this Agreement, shall be binding upon the parties hereto unless made in writing and signed by the parties hereto, except that termination or notices of termination which may be effected pursuant to the terms of this

Agreement by either party to this Agreement, shall be binding if made in writing and signed by the applicable party.

    10.4  Interpretation.
          --------------

          Articles, titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of any of the provisions of this Agreement. All references to sections, subsections or schedules contained in this Agreement are references to the sections and subsections of this Agreement. All references to the word "including" shall have the meaning represented by the phrase "including without limitation."

    10.5  Expenses.
          --------

          Except as otherwise expressly provided herein, Seller and Buyer each will pay all costs and expenses, including any and all legal and accounting fees, of its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with.

    10.6  No Presumption Against the Draftsman.
          ------------------------------------

          There shall be no presumption against any party on the ground that such party was responsible for preparing this Agreement or any part hereof.

    10.7  Public Announcements.
          --------------------

          Neither Buyer nor Seller shall, without the approval of the other party (which may not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall be so obligated by law (including any legal obligation imposed on Seller in connection with its status as a publicly-held corporation), in which case the other party shall be advised and Buyer and Seller shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued.

    10.8  Waivers.
          -------

          Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof, but any such waiver must be in writing and must comply with the notice provisions contained in Section 8. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

    10.9  Partial Invalidity.
          ------------------

          Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause the completion of the transactions contemplated hereby to be unreasonable.

   10.10  Incorporation by Reference.
          --------------------------

          Any and all schedules referred to herein or attached hereto are incorporated herein by reference thereto as though fully set forth at the point referred to in this Agreement.


    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                    SELLER:

WITNESS:                            PALMETTO COMMUNITY HEALTH NETWORK



                                    By:   /s/ Edward V. Schlaefer
---------------------------------       ----------------------------------------
                                        Edward V. Schlaefer, FACHE
                                          Executive Director


                                    BUYER:

WITNESS:                            SMT HEALTH SERVICES INC.,


                                    By:  /s/ David A. Zynn
---------------------------------       ----------------------------------------
                                        Authorized Officer